American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Balanced Fund

Supplement dated April 1, 2016 ■ Summary Prospectus and Prospectus dated March 1, 2016

William Martin, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire from American Century Investments. As a result, he will no longer serve as a portfolio manager of the fund as of May 18, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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